Exhibit 10 (c)

First Amendment to Credit Agreement

This First Amendment to Credit Agreement (this “Amendment”) is made as of April 14, 2020, by and among Digi International Inc., a Delaware corporation ( “Borrower”), the other loan parties signatories hereto (collectively with the Borrower, the “Loan Parties”), each Lender under the Credit Agreement (as defined herein) party hereto and BMO Harris Bank N.A., as Administrative Agent (“Administrative Agent”).
Preliminary Statements
A.    The Lenders have made certain loans (the “Loans”) and other credit extensions to Borrower pursuant to that certain Credit Agreement dated as of December 13, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The parties hereby desire to amend certain provisions of the Credit Agreement and certain other agreements related to the Loans and related credit extensions as contemplated by the Credit Agreement (collectively, the “Loan Documents”). Any and all capitalized terms in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement as amended by this Amendment.
Agreements
In consideration of the mutual covenants and provisions of this Amendment, the parties agree as follows:
Section 1.    Amendments.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows.
1.1    SBA PPP Loan Provisions. The following new Section 10.25 is hereby added to the Credit Agreement in its proper order and shall provide as follows:

“Section 10.25.    SBA PPP Loan Provisions.

(a)    Defined Terms. The following terms shall have the meanings set forth below:

"CARES Act" means the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time.

"CARES Payroll Costs" means "payroll costs" as defined in 15 U.S.C. 636(a)(36)(A)(viii) (as added to the Small Business Act by Section 1102 of the CARES Act).

“CARES Forgivable Uses” means uses of proceeds of an SBA PPP Loan that are eligible for forgiveness under Section 1106 of the CARES Act.

"First Amendment Effective Date" means April 14, 2020.

"Small Business Act" means the Small Business Act (15 U.S. Code Chapter 14A - Aid to Small Business).

“SBA” means the U.S. Small Business Administration.

"SBA PPP Loan" means a loan incurred by the Borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act).

Exhibit 10 (c)

"SBA PPP Loan Date" means the date on which the Borrower receives the proceeds of the SBA PPP Loan.

(b)    Affirmative Covenants.

(i)    The Loan Parties shall (A) use all of the proceeds of the SBA PPP Loan exclusively for CARES Forgivable Uses in the manner required under the CARES Act to obtain forgiveness of the largest possible amount of the SBA PPP Loan, which as of the First Amendment Effective Date requires that the Loan Parties use not less than 75% of the SBA PPP Loan proceeds for CARES Payroll Costs and (B) use commercially reasonable efforts to conduct their business in a manner that maximizes the amount of the SBA PPP Loan that is forgiven.

(ii)    Notwithstanding anything contained in this Agreement, the Loan Parties shall maintain the proceeds of the SBA PPP Loan in an account that does not sweep funds and apply them to the Obligations.

(iii)    The Loan Parties shall (A) maintain all records required to be submitted in connection with the forgiveness of the SBA PPP Loan, (B) apply for forgiveness of the SBA PPP Loan in accordance with regulations implementing Section 1106 of the CARES Act within 30 days after the last day of the eight week period immediately following the SBA PPP Loan Date and (C) provide the Administrative Agent with a copy of its application for forgiveness and all supporting documentation required by the SBA or the SBA PPP Loan lender in connection with the forgiveness of the SBA PPP Loan.

(c)    Event of Default. Failure to comply with this Section shall constitute an Event of Default under this Agreement."
1.2    SBA PPP Loan. Notwithstanding anything contained in the Credit Agreement, including any restrictions on the ability of the Loan Parties to incur Indebtedness, the Loan Parties may incur Indebtedness in the form of the SBA PPP Loan and such Indebtedness shall be deemed permitted under Section 7.2 of the Credit Agreement.
1.3    Mandatory Prepayment. Notwithstanding anything contained in the Credit Agreement, the incurrence by the Loan Parties of a SBA PPP Loan shall not trigger a mandatory prepayment or constitute a prepayment event under the Credit Agreement.

1.4    Treatment of SBA PPP Loan in Loan Covenants. Notwithstanding anything contained in the Credit Agreement, the SBA PPP Loan (other than interest thereon, to the extent not eligible for forgiveness) shall be disregarded for purposes of calculating financial covenants in the Credit Agreement, except that if any portion of the SBA PPP Loan is not forgiven, for purposes of calculating financial covenants in the Credit Agreement, the unforgiven portion (a) will not be disregarded and (b) will be deemed to have been incurred as of the SBA PPP Loan Date.

1.5    SBA PPP Loan is an Unsecured Obligation. Notwithstanding anything contained in the Loan Documents, the SBA PPP Loan is, and shall remain, unsecured and shall not be considered Secured Obligations for purposes of the Guarantee and Collateral Agreement.

Section 2.    Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.    Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

Exhibit 10 (c)

2.2    Borrower and the other Loan Parties shall have delivered to the Administrative Agent such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Administrative Agent or its counsel, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel.
Section 3.    Miscellaneous.
3.1.    Full Force and Effect; Reaffirmation. Except as supplemented, modified and amended by this Amendment, the terms and conditions of the Credit Agreement and other Loan Documents shall remain unmodified and shall continue in full force and effect. Borrower and each other Loan Party hereby reaffirm all of their obligations under the Credit Agreement and other Loan Documents, as supplemented, modified and amended hereby.
3.2.    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic transmission (which shall include “PDF” or “TIFF” format) shall be as effective as delivery of a manually executed counterpart of this Amendment.
3.3.    Reservation of Rights; No Waiver. The Administrative Agent and Lenders have not waived, are not by this Amendment waiving, and have no intention of waiving, any defaults which may occur after the date hereof, and the Administrative Agent and Lenders have not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default, which may have occurred or are continuing as of the date hereof or which may occur after the date hereof. Except as expressly set forth in this Amendment, the Administrative Agent and Lenders reserve all of their respective rights and remedies under the Loan Documents, at law or in equity, and at such times as the Administrative Agent and Lenders from time to time may elect.
3.4.    Due Authorization, Execution and Delivery; Enforceability. The execution, delivery, and performance by Borrower and the other Loan Parties in connection with this Amendment has been duly authorized by all requisite action by or on behalf of Borrower and such other Loan Parties, and this Amendment has been duly executed and delivered on behalf of Borrower and such other Loan Parties. This Amendment is enforceable against each such Person in accordance with its respective terms, except as enforceability may be limited by applicable debtor relief laws and general principles of equity.
3.5.    Costs and Expenses. As an inducement to the Administrative Agent and Required Lenders entering into this Amendment and as otherwise required under the Loan Documents, Borrower hereby agrees to pay, upon execution and delivery of this Amendment, all cost and expenses of the Administrative Agent incurred in connection with this Amendment and the matters contemplated herein, including all reasonable attorney’s fees.
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Exhibit 10 (c)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by its duly authorized officers as of the day and year first above written.
Borrower:
DIGI INTERNATIONAL INC.,

By: /s/James Loch
Printed Name: James Loch
Title: CFO

Other Loan Parties:
ACCELERATED CONCEPTS, INC.

By: /s/ James Loch
Printed Name: James Loch
Title: CFO

ITK INTERNATIONAL, INC.

By: /s/ James Loch
Printed Name: James Loch
Title: CFO

SMART TEMPS, L.L.C.

By: /s/ Ron Konezny
Printed Name: Ron Konezny
Title: CEO

FRESHTEMP, LLC

By: /s/ Ron Konezny
Printed Name: Ron Konezny
Title: CEO

DIGI SMARTSENSE, LLC

By: /s/ James Loch
Printed Name: James Loch
Title: CFO

OPENGEAR, INC.

By: /s/ James Loch
Printed Name: James Loch
Title: James Loch

Exhibit 10 (c)

Administrative Agent:

BMO Harris Bank N.A., as Administrative Agent

By: /s/ Philip Sanfilippo
Printed Name: Philip Sanfilippo
Title: Director

Required Lenders:

BMO Harris Bank N.A., as a Lender, Swingline Lender, and Issuing Lender

By: /s/ Philip Sanfilippo
Printed Name: Philip Sanfilippo
Title: Director

Exhibit 10 (c)

SILICON VALLEY BANK, as a Lender

By: /s/ John Ryan
Printed Name: John Ryan
Title: Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Nirmal Bivek
Printed Name: Nirmal Bivek
Title: Duly Authorized Signatory

Exhibit 10 (c)

U.S. Bank National Association, as a Lender

By: /s/ John Gauger
Printed Name: John Gauger
Title: Vice President

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Truist Bank, as a Lender

By: /s/ Paige Scheper
Printed Name: Paige Scheper
Title: Vice President

Exhibit 10 (c)

Citizens Bank NA, as a Lender

By: /s/ Patricia R. Gierosky
Printed Name: Patricia R. Gierosky
Title: Vice President